Exhibit 10.1

NANOGEN, INC.

6,802,721 Shares of Common Stock and

Warrants to Purchase 1,020,408 Shares of Common Stock

PLACEMENT AGENCY AGREEMENT

September 27, 2005

Seven Hills Partners LLC

Stonegate Securities, Inc.

c/o Seven Hills Partners LLC

88 Kearny Street, Fifth Floor

San Francisco, California 94108

Ladies and Gentlemen:

Nanogen, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to certain investors (collectively, the “Investors”) up to 6,802,721 units (the “Units”), each Unit consisting of (i) one share (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and (ii) one warrant (the “Warrants”) to purchase 0.15 shares of Common Stock in substantially the form attached hereto as Exhibit A. The Company desires to engage Seven Hills Partners LLC as its lead placement agent (“the “Lead Placement Agent”) and Stonegate Securities, Inc. as its co-placement agent (the “Co-Placement Agent” and, together with the Lead Placement Agent, the “Placement Agents”) in connection with such issuance and sale. The shares issuable upon the exercise of the Warrants are referred to herein as the “Warrant Shares” and, together with the Units, the Shares and the Warrants, are referred to herein as the “Securities.” The Units will not be issued or certificated. The Shares and the Warrants will be issued separately and may be transferred separately. The Securities are described more fully in the Registration Statement (as hereinafter defined).

The Company hereby confirms as follows its agreements with the Placement Agents:

1. Agreement to Act as Placement Agents; Representations and Warranties of the Placement Agents. On the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions of this Agreement, the Placement Agents agree to act as the Company’s exclusive placement agents in connection with the issuance and sale, on a best efforts basis, by the Company of the Units to the Investors. Upon the occurrence of the Closing (as hereinafter defined), the Company shall pay to the Placement Agents 4.8% of the total gross proceeds received by the Company from the sale of the Units as set forth on the cover page of the Prospectus (as hereinafter defined). Upon the exercise of any Warrant, the Placement Agents shall be entitled to receive a cash fee equal to 4.8% of the funds received by the Company upon any such exercise, payable immediately upon receipt by the Company to the Lead Placement Agent. Each of the Placement Agents represents and warrants to the Company that it is registered as a broker-dealer with the Securities and Exchange Commission (the “Commission”) and all relevant states in which registration is required in connection with the sale of the Units and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). The Co-Placement Agent hereby authorizes the Lead Placement Agent to take such action on its behalf and to exercise such powers under this Agreement as are provided to the Lead Placement Agent by the terms hereof, together with such powers as are reasonably incidental thereto.

2. Delivery and Payment. Concurrently with the execution and delivery of this Agreement, the Company, the Placement Agents and Wells Fargo Bank, N.A., as escrow agent (the “Escrow Agent”), shall enter into an escrow agreement substantially in the form of Exhibit B attached hereto (the “Escrow Agreement”), pursuant to which an escrow account will be established, at the Company’s expense, for the benefit of the Company and the Investors (the “Escrow Account”). Prior to or on the Closing Date (as hereinafter defined), each of the Investors will deposit in the Escrow Account an amount equal to the price per Unit as shown on the cover page of the Prospectus multiplied by the number of Units to be purchased by such Investor (such amounts in the aggregate are hereinafter referred to as the “Escrow Funds”). At 12:00 p.m., Pacific time, on September 28, 2005 or at such other time or times on such other date or dates as provided in the Escrow Agreement (such date or dates are hereinafter referred to as the “Closing Date”), the Escrow Agent will disburse the Escrow Funds from the Escrow Account to the Company and the Lead Placement Agent as provided in the Escrow Agreement and the Company shall deliver the Units to the Investors. The Shares shall be delivered to the Investors through the facilities of The Depository Trust Company’s DWAC system. Each Investor will receive from the Company the Warrants purchased by the Investor promptly following the Closing. The closing of the sale of the Units to the Investors (the “Closing”) shall take place at the office of Morrison & Foerster LLP, 425 Market Street, San Francisco, California 94105, or such other place as may be agreed upon by the Company and the Lead Placement Agent. All actions taken at the Closing shall be deemed to have occurred simultaneously. The parties agree that closing of the purchase of the Units will be on an “any or all” basis such that there may be more than one Closing or the Lead Placement Agent may specify a single Closing at which the closing of the subscription for all Units shall occur.

The Shares and the Warrants shall be registered in such names and in such denominations as the Lead Placement Agent shall request by written notice to the Company.

3. Representations and Warranties of the Company. The Company represents and warrants to the Placement Agents that:

(a) Registration Statement. The Company has filed with the Commission a “shelf” registration statement on Form S-3 (Registration No. 333-125975), which has become effective, relating to the Securities, under the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (collectively referred to as the “Rules and Regulations”) of the Commission promulgated thereunder. The registration statement, as amended at the time it became effective, including the exhibits and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 434(d) under the Act, is hereinafter referred to as the “Registration Statement.” No stop order suspending the effectiveness of the Registration Statement has been issued and, to the Company’s knowledge, no proceeding for that purpose has been initiated or threatened by the Commission. The Company, if required by the Rules and Regulations, proposes to file the Prospectus (as hereinafter defined) with the Commission pursuant to Rule 424(b) of the Rules and Regulations (“Rule 424(b)”). The

Prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b), or, if the Prospectus is not to be filed with the Commission pursuant to Rule 424(b), the Prospectus in the form included as part of the Registration Statement at the time the Registration Statement became effective, is hereinafter referred to as the “Prospectus,” except that if any revised prospectus or prospectus supplement shall be provided to the Placement Agents by the Company for use in connection with the offering and sale of the Units which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b)), the term “Prospectus” shall be deemed to include such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Placement Agents for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Act is hereafter called a “Preliminary Prospectus.” Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed by the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the last to occur of the effective date of the Registration Statement, the date of the Preliminary Prospectus, or the date of the Prospectus, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, and on or before the Closing Date, which is incorporated therein by reference and (ii) any such document so filed. As used in this Agreement, the phrase “disclosed in” as it relates to information disclosed in any document includes any information included or incorporated by reference in such document.

(b) Registration Statement and Prospectus. When the Registration Statement became effective, the Registration Statement (and any post-effective amendment thereto), as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement to the Registration Statement, complied in all material respects with the Act and the Rules and Regulations, and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Upon the filing or first delivery to the Investors of the Prospectus, as of the date hereof, and at the Closing Date, the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement to the Prospectus), complied and will comply in all material respects with the Act and the Rules and Regulations, and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made) not misleading; except that no representation or warranty is made in this Section 3(b) with respect to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by the Placement Agents expressly for inclusion in the Registration Statement or the Prospectus, or any amendment or supplement thereto, as stated in Section 7(b) hereof. The Company has not distributed any offering materials in connection with the offering and sale of the Units other than the Registration Statement and the Prospectus.

(c) Subsidiaries. SynX Pharma, Inc., Epoch Biosciences, Inc., Nanogen Europe B.V., Nanotronics, Inc., Nanogen Recognomics GmbH and Oy Jurilab Ltd are the only subsidiaries of the Company. Except as set forth in the Prospectus, the Company owns, directly or indirectly, all or a majority of the capital stock, membership interests or partnership interests, as applicable, of each such subsidiary free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction, and all the issued and outstanding shares of capital stock, membership interests or partnership interest of each such subsidiary are validly issued and are fully paid, nonassessable and free of preemptive and similar rights. The capitalized term “Subsidiaries” or “Subsidiaries” as used herein shall refer to the foregoing subsidiaries of the Company other than Oy Jurilab Ltd.

(d) Financial Statements. The consolidated financial statements and the related notes thereto of the Company included or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of the Act and the Exchange Act, as applicable, and present fairly, in all material respects the consolidated financial position of the Company and its Subsidiaries, taken as a whole, as of the dates indicated and the results of their consolidated operations and the changes in their consolidated cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby (except as otherwise stated therein and subject, in the case of unaudited financial statements, to the absence of footnotes and normal year end adjustments), and the other financial and statistical information of the Company included or incorporated by reference in the Registration Statement and the Prospectus has been derived from the accounting records of the Company and its Subsidiaries and presents fairly the information shown thereby. The pro forma financial statements and other pro forma financial information, if any, included or incorporated by reference in the Registration Statement and the Prospectus with respect to the Company present fairly, and with respect the information shown therein, have been prepared in accordance with the applicable requirements of the Act and the Rules and Regulations with respect to pro forma financial statements (including Article 11 of Regulation S-X) and have been properly computed on the basis described therein. No other consolidated financial statements or schedules of the Company or any other entity are required by the Act or the Rules and Regulations to be included in the Registration Statement or the Prospectus.

(e) No Material Adverse Change. Except as set forth in or otherwise contemplated by the Registration Statement (exclusive of any amendment thereof but inclusive of any report incorporated by reference therein on or prior to the date of this Agreement) or the Prospectus (exclusive of any supplement thereto but inclusive of any report incorporated by reference therein on or prior to the date of this Agreement), since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus and prior to Closing, (i) there has not been any change in the capital stock of the Company (except for changes in the number of outstanding shares of Common Stock of the Company due to the issuance of shares upon the exercise or conversion of securities exercisable for, or convertible into, shares of Common Stock outstanding on the date hereof) or long-term debt of the Company or any of its Subsidiaries or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock; (ii) any material adverse change, or, to the knowledge of the Company, any development that would result in a material adverse change in or affecting the general affairs, business, properties, management, consolidated financial position, stockholders’ equity or results of operations of the Company and its Subsidiaries taken as a whole (a “Material Adverse Change”); (iii) neither the Company nor any of its Subsidiaries have entered or will enter into any transaction or agreement, not in the ordinary course of business, that is material to the Company and its Subsidiaries taken as a whole or incurred or will incur any liability or obligation, direct or contingent, not in the ordinary course of business, that is material to the Company and its Subsidiaries taken as a whole; and (iv) neither the Company nor any of its Subsidiaries has sustained or will sustain any material loss or interference with its business from any force majeure, including fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement and the Prospectus.

(f) Organization. Each of the Company and its Subsidiaries, respectively, is and at the Closing Date will be, duly organized, validly existing as a corporation or other business entity, as applicable, and in good standing under the laws of its respective jurisdiction of organization, and each of the Company and its Subsidiaries, respectively, is and at the Closing Date will be, duly qualified as a foreign corporation for transaction of business and in good standing under the laws of each other jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have, and at the Closing Date will have, all corporate or other power and authority necessary to own or hold their respective properties and to conduct their respective businesses as described in the Registration Statement and the Prospectus, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect or would have a material adverse effect on or affecting the general affairs, business, properties, management, consolidated financial position, stockholders’ equity or results of operations of the Company and its Subsidiaries taken as a whole (a “Material Adverse Effect”).

(g) Capitalization. The issued and outstanding shares of capital stock of the Company have been validly issued, are fully paid and nonassessable and, other than as disclosed in or contemplated by the Registration Statement or the Prospectus, are not subject to any preemptive or similar rights. The Company has an authorized, issued and outstanding capitalization as set forth in the Registration Statement and the Prospectus as of the dates referred to therein (other than the grant of additional options under the Company’s existing stock option plans, or changes in the number of outstanding shares of Common Stock of the Company due to the issuance of shares upon the exercise or conversion of securities exercisable for, or convertible into, shares of Common Stock outstanding on the date hereof) and such authorized capital stock conforms to the description thereof set forth in the Registration Statement and the Prospectus. The description of the securities of the Company in the Registration Statement and the Prospectus is, and at the Closing Date will be, complete and accurate in all material respects. Except as disclosed in or contemplated by the Registration Statement or the Prospectus, as of the date referred to therein, the Company did not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or exchangeable for, or any contracts or commitments to issue or sell, any shares of capital stock or other securities.

(h) Due Authorization and Enforceability. The Company has full legal power and authority to enter into this Agreement and the Escrow Agreement (together, the “Transaction Documents”) and the Warrants and to consummate the transactions contemplated hereby and thereby by the Company. The Transaction Documents have been duly authorized, executed and delivered by the Company and constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as rights to indemnity and contribution thereunder may be limited by federal or state securities laws and matters of public policy and except as such enforceability may be subject to the effect of applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and equitable principles of general applicability. When the Warrants have been duly executed and delivered by the Company to the Investors in accordance with this Agreement, the Warrants will constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as rights to indemnity and contribution thereunder may be limited by federal or state securities laws and matters of public policy and except as such enforceability may be subject to the effect of applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and equitable principles of general applicability.

(i) The Securities. The Shares and the Warrant Shares have been duly authorized by the Company and, when issued and delivered and paid for as provided herein, will be validly issued, fully paid and nonassessable and will conform to the descriptions thereof disclosed in the Prospectus; and the issuance of the Shares and the Warrant Shares is not subject to any preemptive or similar rights.

(j) No Violation or Default. Neither the Company nor any of its Subsidiaries is: (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of each of clauses (ii) and (iii) above, for any such violation or default that would not, individually or in the aggregate, have a Material Adverse Effect and, only with respect to the Subsidiaries, in the case of clause (i) above, except for any such violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(k) No Conflicts. The execution, delivery and performance by the Company of each of the Transaction Documents, the issuance and sale by the Company of the Shares and the Warrant Shares and the consummation by the Company of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the

Company or any of its Subsidiaries is subject; (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its Subsidiaries; or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of each of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, have a Material Adverse Effect and, only with respect to the Subsidiaries, in the case of clause (ii) above, except for any such violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(l) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of each of the Transaction Documents, the issuance and sale by the Company of the Shares and the Warrant Shares and the consummation by the Company of the transactions contemplated by the Transaction Documents, except for the inclusion of the Shares and the Warrant Shares for quotation on the NASDAQ National Market and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws or by the by-laws and rules of the NASD in connection with the distribution of the Units by the Placement Agents.

(m) Legal Proceedings. There are no legal, governmental or regulatory actions, suits or proceedings pending, nor, to the Company’s knowledge, any legal, governmental or regulatory investigations pending, to which the Company or any of its Subsidiaries is a party or to which any property of the Company or any of its Subsidiaries is the subject that, individually or in the aggregate, if determined adversely to the Company or any of its Subsidiaries, would reasonably be expected by the Company to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under the Transaction Documents; to the Company’s knowledge, no such actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory investigations, actions, suits or proceedings that are required under the Act to be disclosed in the Prospectus that are not so disclosed; and (ii) there are no contracts or other documents that are required under the Act to be filed as exhibits to the Registration Statement that are not so filed.

(n) Independent Accountants. Ernst & Young LLP, who have certified certain financial statements of the Company and its Subsidiaries, serves as the Company’s independent registered public accounting firm (the “Accountants”) with respect to the Company and its Subsidiaries as required by the Act.

(o) Title to Real and Personal Property. The Company and its Subsidiaries have good and marketable title in fee simple to all items of real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and claims except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries or (ii) would not, individually or in the aggregate, have a Material Adverse Effect, and except as disclosed in the Prospectus. Any real property leased by the Company and its Subsidiaries is held by them under valid, existing and enforceable leases, without any liens, restrictions, encumbrances or claims, except those that (A) do not materially interfere with the use made or proposed to be made of such property by the

Company or any of its Subsidiaries or (B) would not, individually or in the aggregate, have a Material Adverse Effect.

(p) Title to Intellectual Property. The Company and its Subsidiaries own or possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, the “Intellectual Property”) necessary for the conduct of their respective businesses as conducted as of the date hereof, except to the extent that the failure to own or possess adequate rights to use such Intellectual Property would not, individually or in the aggregate, have a Material Adverse Effect, and except as disclosed in the Prospectus. The Intellectual Property of the Company does not, to the knowledge of the Company, infringe or conflict with any right or valid and enforceable patent of any Intellectual Property of any third party which is the subject of a patent application known to the Company which could result in a Material Adverse Effect, and, except as disclosed in the Prospectus, the Company and its Subsidiaries have not received any written notice of any claim of infringement or conflict which asserted Intellectual Property rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Effect. To the knowledge of the Company, no third party, including any academic or governmental organization, possesses rights to the Intellectual Property of the Company which, if exercised, could enable such third party to develop products competitive to those of the Company or could have a material adverse effect on the ability of the Company to conduct its business in the manner disclosed in the Prospectus.

(q) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its Subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its Subsidiaries, on the other, which is required by the Act to be disclosed in the Registration Statement and the Prospectus and is not so disclosed.

(r) Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Securities to be sold by the Company and the application of the proceeds thereof as described in the Prospectus, will not be an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

(s) Taxes. The Company and its Subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and paid all taxes shown thereon through the date hereof, to the extent that such taxes have become due and are not being contested in good faith; and no tax deficiency has been determined adversely to the Company or any of its Subsidiaries which has had, or would have, individually or in the aggregate, a Material Adverse Effect.

(t) Licenses and Permits. The Company and its Subsidiaries possess or have obtained all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local and foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement and the Prospectus (the “Permits”), except where the failure to possess, obtain or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received written notice of any proceeding relating to revocation or modification of any such Permit or has any reason to believe that such Permit will not be renewed in the ordinary course, except where such revocation or modification of any such Permit or the failure to obtain any such renewal would not, individually or in the aggregate, have a Material Adverse Effect.

(u) No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is threatened which would result in a Material Adverse Effect.

(v) Compliance With Environmental Laws. The Company and its Subsidiaries: (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii) have received and are in compliance with all permits, licenses and other approvals required of them under applicable Environmental Laws to conduct their respective businesses as described in the Registration Statement and the Prospectus; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except, in the case of any of clauses (i), (ii) or (iii) above, for any such failure to comply or failure to receive required permits, licenses, or other approvals or any such liability as would not, individually or in the aggregate, have a Material Adverse Effect.

(w) Compliance With ERISA. Each material employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its Subsidiaries has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred which would result in a material liability to the Company with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

(x) Accounting Controls. The Company and its Subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company and its Subsidiaries is made known to the certifying officers by others within those entities and that such disclosure controls and procedures are appropriate to allow timely decisions regarding required disclosure to be included in the Company’s periodic filings under the Exchange Act. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the quarter ended June 30, 2005 (such date, the “Evaluation Date”). The Company presented in its Form 10-Q for the quarter ended June 30, 2005 the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal control over financial reporting (as such term is defined in Exchange Act Rules 13a-15 and 15d-15) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

(y) Insurance. The Company and its Subsidiaries carry, or are covered by, insurance, including directors and officers liability insurance, in such amounts and covering such risks as are adequate for the conduct of its businesses as described in the Registration Statement and the Prospectus and the value of its properties or as is customary for companies engaged in similar businesses in similar industries.

(z) No Unlawful Payments. Neither the Company nor any of its Subsidiaries has at any time during the last five years: (i) used any corporate funds for any unlawful contribution to any candidate for public office; or (ii) made any payment to any federal or state government officer or official or other person charged with similar public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

(aa) No Broker’s Fees. Neither the Company nor any of its Subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its Subsidiaries or the Placement Agents for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Units.

(bb) No Registration Rights or Lock-Up Expirations. No person has the right to require the Company or any of its Subsidiaries to register any securities for sale under the Act by reason of the filing of the Registration Statement with the Commission or by reason of the issuance and sale of the Securities, except for rights which have been waived or complied with. No securities of the Company are subject to a “lock-up” agreement or similar restriction on transfer that, in whole or in part, expired within 30 days of the date hereof or is scheduled to expire within 30 days of the date hereof, except as otherwise contemplated by this Agreement.

(cc) No Stabilization. The Company has not taken, directly or indirectly, any action designed to or that could cause or result in any stabilization or manipulation of the price of the Shares.

(dd) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) (a “Forward Looking Statement”) contained in the Registration Statement and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith. The Forward-Looking Statements incorporated by reference in the Registration Statement and the Prospectus from the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, Quarterly Reports on Form 10-Q for the periods ending on March 31, 2005 and June 30, 2005, and Current Reports on Form 8-K filed on July 6, 2004, December 21, 2004, January 11, 2005, June 10, 2005, and August 19, 2005 (i) are available for coverage of the safe harbor for forward-looking statements set forth in Section 27A of the Act, Rule 175(b) under the Act, Section 21E of the Exchange Act or Rule 3b-6 under the Exchange Act, as applicable, (ii) were made by the Company with a reasonable basis and in good faith and reflect the Company’s good faith reasonable best estimate of the matters described therein, at the respective dates as of which such statements were made, and (iii) have been prepared in accordance with Item 10 of Regulation S-K under the Act.

(ee) Contracts. All material contracts to which the Company is a party have been duly authorized, executed and delivered by the Company, constitute valid and binding agreements of the Company, assuming the due authorization, execution and delivery by the counterparties thereto, and are enforceable against the Company in accordance with the terms thereof, subject to the effect of applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and equitable principles of general applicability.

(ff) Certificates. No statement, representation or warranty made in the certificate to be delivered to the Placement Agents pursuant to Section 6(h) below will be, when made, inaccurate, untrue or incorrect in any material respect.

(gg) Form S-3. The offering of the Securities would meet the requirements for registration with the Securities and Exchange Commission on registration statement Form S-3 pursuant to the standards for Form S-3 in effect prior to October 21, 1992.

(hh) Compliance with Sarbanes Oxley and Listing Regulations. The Company is in compliance in all material respects with all of the provisions of the Sarbanes Oxley Act of 2002 (the “Sarbanes Oxley Act”) that are effective and applicable to the Company as of the date hereof. The Common Stock is currently listed on NASDAQ. The Company has not, in the 12 months preceding the date hereof, received notice from NASDAQ, or any other securities exchange or self regulatory organization on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange or automated quotation system. The Company is in compliance with all such listing and maintenance requirements, and is not aware of any fact, circumstance or condition that would cause it to be out of compliance in the foreseeable future with all such listing and maintenance requirements.

4. Further Agreements of the Company. The Company covenants and agrees with the Placement Agents that:

(a) Effectiveness. The Registration Statement has become effective, and if Rule 430A under the Act (“Rule 430A”) is used or the filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide a copy of such filing to the Placement Agents promptly following such filing.

(b) Amendments or Supplements. The Company will not, during such period as the Prospectus would be required by law to be delivered in connection with sales of the Securities by an underwriter or dealer in connection with the offering contemplated by this Agreement, file any amendment or supplement to the Registration Statement or the Prospectus, except as required by law, unless a copy thereof shall first have been submitted to the Placement Agents within a reasonable period of time prior to the filing thereof and the Placement Agents shall not have reasonably objected thereto in good faith.

(c) Notice to Placement Agents. The Company will notify the Placement Agents promptly, and will, if requested, confirm such notification in writing: (1) when any post-effective amendment to the Registration Statement becomes effective, but only during the period mentioned in Section 4(b); (2) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information relating to or in connection with the sale of the Securities, but only during the period mentioned in Section 4(b); (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, but only during the period mentioned in Section 4(b); (4) of becoming aware of the occurrence of any event during the period mentioned in Section 4(b) that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue in any material respect or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading; and (5) of receipt by the Company of any notification with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction. If at any time during the period mentioned in Section 4(b) the Commission shall issue any order suspending the effectiveness of the Registration Statement in connection with the offering contemplated hereby, the Company will make every reasonable effort to obtain the withdrawal of any such order at the earliest possible moment. If the Company has omitted any information from the Registration Statement, pursuant to Rule 430A, it will use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and to notify the Placement Agents promptly of all such filings.

(d) Ongoing Compliance of the Prospectus. If, at any time when a Prospectus relating to the Securities is required to be delivered under the Act, the Company becomes aware of the occurrence of any event as a result of which the Prospectus, as then amended or supplemented, would, in the reasonable judgment of counsel to the Company or counsel to the Placement Agents, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or the Registration Statement, as then amended or supplemented, would, in the reasonable judgment of counsel to the Company or counsel to the Placement Agents, include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if for any other reason it is necessary, in the reasonable judgment of counsel to the Company or counsel to the Placement Agents, at any time to amend or supplement the Prospectus or the Registration Statement to comply with the Act or the Rules and Regulations, the Company will promptly notify the Placement Agents and, subject to Section 4(b) hereof, will promptly prepare and file with the Commission, at the Company’s expense, an amendment to the Registration Statement (or a report to be filed and incorporated by reference in the Registration Statement or the Prospectus) or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will deliver to the Placement Agents, without charge, copies thereof in compliance with Section 4(e) below. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the Placement Agents, and the Placement Agents agree to provide to each Investor, prior to the Closing, a copy of the Prospectus and any amendments or supplements thereto.

(e) Delivery of Copies. The Company will furnish and deliver to the Placement Agents and counsel to the Lead Placement Agent without charge (i) signed copies of the Registration Statement, including financial statements and schedules, and all exhibits thereto and (ii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Placement Agents may reasonably request.

(f) Compliance with Undertakings. The Company will comply with all of the undertakings contained in the Registration Statement.

(g) Blue Sky Compliance. Prior to the sale of the Units to the Investors, the Company will cooperate with the Placement Agents and their counsel in connection with the registration or qualification of the Units for offer and sale under the state securities or Blue Sky laws of such jurisdictions as the Placement Agents may reasonably request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

(h) Use of Proceeds. The Company will apply the net proceeds from the offering and sale of the Units in the manner set forth in the Prospectus under the caption “Use of Proceeds.”

(i) NASDAQ National Market. The Company will use its best efforts to ensure that the Shares and the Warrant Shares are quoted on the NASDAQ National Market at the time of the Closing.

(j) Reports. For a period of three years from the Closing Date, the Company will furnish to the Placement Agents, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the Securities, other than any such reports or communications filed with or furnished to the Commission pursuant to the Commission’s EDGAR system.

(k) Clear Market; Standstill.

(i) For a period of 30 days after the date hereof, the Company will not: (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock; or (2) enter into any swap or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, without the prior written consent of the Lead Placement Agent, other than (A) the Securities to be sold hereunder, (B) securities required to be issued pursuant to contractual obligations of the Company in effect as of the date hereof and disclosed to the Lead Placement Agent or its counsel prior to the Closing, (C) securities issued on a pro rata basis to all holders of a class of outstanding equity securities of the Company, (D) securities issued in connection with strategic alliances, acquisitions, mergers or similar agreements, (E) equity securities issued pursuant to employee benefit or purchase plans (including plans adopted in accordance with Rule 10b5-1 promulgated by the Commission under the Exchange Act) in effect as of the date hereof, and (F) options issued to new employees of the Company pursuant to the provisions of NASD Marketplace Rule 4350(i)(1)(A)(iv).

(ii) In addition to the restrictions set forth in paragraph (i) above, the Company will not, except as otherwise contemplated herein, offer, announce the intention to offer, or sell any shares of Common Stock, any securities convertible into or exercisable or exchangeable for Common Stock or any other equity securities of the Company as part of an equity financing of the Company, other than in connection with (1) a consolidation or merger of the Company with or into any other corporation or other entity, provided that such consolidation or merger is not effected solely to merge or consolidate with a wholly-owned subsidiary of the Company or (2) any acquisition of the capital stock or assets of any other corporation or other entity, provided that such other corporation or entity is not a wholly-owned subsidiary of the Company (the “Standstill”). The Standstill shall terminate on the earlier to occur of (A) December 31, 2005 and (B) such date on which the average closing price for the Common Stock on the Nasdaq National Market (or other market or exchange on which the Common Stock is listed or quoted for trading on the date in question) for the twenty (20) trading days immediately preceding such date is equal to or exceeds $4.00 per share.

5. Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay all of its costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to costs and expenses of or relating to (i) the preparation and filing of the Registration Statement (including each pre- and post-effective amendment thereto) and exhibits thereto, each Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, and the photocopying of copies thereof, (ii) the preparation and delivery of certificates representing the Securities, (iii) furnishing (including costs of shipping and mailing) such copies of the Registration Statement (including all pre- and post-effective amendments thereto), the Prospectus and any Preliminary Prospectus, and all amendments and supplements to the Prospectus, as may be requested for use in connection with the direct placement of the Securities, (iv) the quotation of the Common Stock on the NASDAQ National Market, (v) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 4(g), including the reasonable fees, disbursements and other charges of counsel to the Placement Agents in connection therewith, not to exceed $5,000 (such amount exclusive of any filing fees) without the consent of the Company, (vi) fees, disbursements and other charges of counsel to the Company, (vii) fees and disbursements of the Accountants incurred in delivering the letters described in Section 6(g) of this Agreement and (viii) the fees of the Escrow Agent. It is understood, however, that except as provided in this Section 5, Section 7 entitled “Indemnification and Contribution” and Section 8(b), the Placement Agents shall pay all of its own expenses, including the fees and disbursements of its counsel.

6. Conditions of the Obligations of the Placement Agents. The obligations of the Placement Agents hereunder are subject to the following conditions:

(a) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceedings for that purpose shall be pending or threatened by any securities or other governmental authority (including, without limitation, the Commission), (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Securities under the securities laws or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by any securities or other governmental authority (including, without limitation, the Commission), (iii) any request for additional information on the part of the staff of any securities or other governmental authority (including, without limitation, the Commission) shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Lead Placement Agent and the Lead Placement Agent did not object thereto in good faith.

(b) Since the respective dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), (i) there shall not have been a Material Adverse Change, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement (exclusive of any amendment thereof but inclusive of any report incorporated by reference therein on or prior to the date of this Agreement) or the Prospectus (exclusive of any supplement thereto but inclusive of any report incorporated by reference therein on or prior to the date of this Agreement), and (ii) the Company shall not have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement (exclusive of any amendment thereof but inclusive of any report incorporated by reference therein on or prior to the date of this Agreement) or the Prospectus (exclusive of any supplement thereto but inclusive of any report incorporated by reference therein on or prior to the date of this Agreement), if in the judgment of the Lead Placement Agent any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Units to Investors at the public offering price.

(c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus (including, in each case, any report incorporated by reference therein on or prior to the date of this Agreement), there shall have been no litigation or other proceeding instituted against the Company or any of its officers or directors in their capacities as such, before or by any federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, which litigation or proceeding is expected by management to have a Material Adverse Effect.

(d) Each of the representations and warranties of the Company contained herein shall be true and correct at the Closing Date, as if made on such date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with.

(e) The Placement Agents shall have received an opinion, dated the Closing Date, of Morgan, Lewis & Bockius LLP, counsel to the Company, in form and substance reasonably satisfactory to the Lead Placement Agent, with respect to the matters set forth in Exhibit C hereto.

(f) The Placement Agents shall have received opinions, dated the Closing Date, of O’Melveny & Myers LLP, Townsend and Townsend and Crew, LLP and McHale & Slavin, P.A., each of which is intellectual property counsel to the Company, in form and substance reasonably satisfactory to the Lead Placement Agent, with respect to the matters set forth in Exhibit D hereto.

(g) Concurrently with the execution and delivery of this Agreement, or, if the Company elects to rely on Rule 430A, on the date of the Prospectus, the Accountants shall have furnished to the Placement Agents a letter, dated the date of its delivery (the “Original Letter”), addressed to the Placement Agents and in form and substance reasonably satisfactory to the Lead Placement Agent containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters, provided that the Placement Agents have made to the Accountants such representations as are required by the Accountants in order to permit the Accountants to prepare and so deliver the Original Letter. At the Closing Date, the Accountants shall have furnished to the Placement Agents a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the Original Letter, that nothing has come to their attention during the period from the date of the Original Letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the Closing Date which would require any change in the Original Letter if it were required to be dated and delivered at the Closing Date.

(h) At the Closing Date, there shall be furnished to the Placement Agents a certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, each in his capacity as such, in form and substance reasonably satisfactory to the Placement Agents to the effect that each signer has carefully examined the Registration Statement and the Prospectus and that to each of such person’s knowledge:

(i) (A) (x) As of its effective date, the Registration Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (y) as of the date of such certificate, the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and (B) no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect;

(ii) Each of the representations and warranties of the Company contained in this Agreement are true and correct as if such representations and warranties were made on the Closing Date;

(iii) Each of the covenants and agreements required in this Agreement to be performed by the Company on or prior to the Closing Date and each condition required herein to be fulfilled or complied with by the Company on or prior to the Closing Date has been duly performed, fulfilled or complied with, in all material respects;

(iv) (A) No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued, and no proceedings for that purpose shall be pending or threatened by any securities or other governmental authority (including, without limitation, the Commission), (B) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Securities under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by any securities or other governmental authority (including, without limitation, the Commission), and (C) any request for additional information on the part of the staff of any securities or other governmental authority (including, without limitation, the Commission) shall have been complied with to the satisfaction of the staff of the Commission or such authorities; and

(v) Subsequent to the date of the most recent financial statements disclosed in the Prospectus, there has been no material adverse change in the financial position or results of operations of the Company, except as set forth in or contemplated by the Prospectus.

(i) The Securities shall be qualified for sale in such states as the Placement Agents may reasonably request and each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to taxation or general service of process in any jurisdiction where it is not now so subject.

(j) The Company shall have furnished or caused to be furnished to the Placement Agents such certificates, in addition to those specifically mentioned herein, as the Lead Placement Agent may have reasonably requested as to the accuracy and completeness, at the Closing Date, of any statement in the Registration Statement or the Prospectus, as to the accuracy, at the Closing Date, of the representations and warranties of the Company, as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Placement Agents.

(k) The Lead Placement Agent shall have received an executed “lock-up” agreement, in the form of Exhibit E hereto, from Howard Birndorf relating to sales and certain other dispositions of shares of Common Stock or certain other securities, and such lock-up agreement shall be in full force and effect on the Closing Date.

7. Indemnification and Contribution.

(a) Indemnification of the Placement Agents. The Company agrees to indemnify and hold harmless each Placement Agent and their respective affiliates, directors, officers, employees, agents and each person, if any, who controls such Placement Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities, joint or several (including, without limitation, reasonable fees of one outside legal counsel and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred) that arise out of, or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (or any amendment or supplement thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information furnished to the Company in writing by the Placement Agents expressly for use therein, it being understood and agreed that the only such information furnished by the Placement Agents consists of the information described as such in subsection (b) below.

(b) Indemnification of the Company. Each Placement Agent, severally and not jointly, agrees to indemnify and hold harmless the Company, its affiliates, directors and officers who signed the Registration Statement, its employees, agents and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information furnished to the Company in writing by the Placement Agents expressly for use in the Registration Statement or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished by the Placement Agents consists of the statements set forth under the heading “Plan of Distribution.”

(c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought, threatened or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 7 except to the extent that it has been prejudiced thereby; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section

7. If any such proceeding shall be brought, threatened or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person, unless: (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceedings, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reasonable and shall be paid or reimbursed as they are incurred. Any such separate firm for the Placement Agents, their affiliates, directors, officers, employees and agents and any control persons of the Placement Agents shall be designated in writing by the Placement Agents and any such separate firm for the Company, its directors, its officers who signed the Registration Statement, its employees and agents, and any control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding with respect to which indemnification is available hereunder that is effected without its written consent, but if any such proceeding is settled with such consent or if there be a final judgment in any such proceeding for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for the reasonable fees and expenses of counsel in connection with any such proceeding as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person (which consent shall not be unreasonably withheld, conditioned or delayed), effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d) Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agents on the other from the offering of the Units or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company on the one hand and the Placement Agents on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agents on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Units and the total fee received by the Placement Agents in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Units. The relative fault of the Company on the one hand and the Placement Agents on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Placement Agents and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) Limitation on Liability. The Company and the Placement Agents agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person (and not reimbursed by the Indemnifying Person) in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall any Placement Agent be required to contribute any amount in excess of the amount by which the fees received by such Placement Agent hereunder with respect to the offering of the Shares exceed the amount of any damages that such Placement Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Placement Agent shall be responsible in any way for the performance of the obligations of the other Placement Agent hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Placement Agents’ obligations in Section 7(d) to contribute are several in proportion to the respective agency fee received by each of them and not joint.

(f) Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

8. Termination.

(a) The obligations of the Placement Agents under this Agreement may be terminated, in the absolute discretion of the Lead Placement Agent, at any time prior to the Closing Date, by notice to the Company from the Lead Placement Agent, without liability on the part of the Placement Agents to the Company if, prior to delivery and payment for the Units: (i) trading in securities generally shall have been suspended or limited or minimum or maximum prices shall have been generally established on NASDAQ, the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade (each, a “Trading Market”), or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by any of the foregoing Trading Markets or by order of the Commission or any court or other governmental authority; (ii) trading in the Common Stock of the Company shall have been suspended by the Commission or by NASDAQ, or trading of any other securities issued or guaranteed by the Company shall have been suspended on any Trading Market or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal, New York State or California authorities; or (iv) any change in the financial or securities markets in the United States or any outbreak or escalation of hostilities within or outside the United States, or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred, the effect of any of which is, in the sole judgment of the Lead Placement Agent, material and adverse and makes it impracticable or inadvisable to market the Units or proceed with the offering, sale or delivery of the Units on the terms and in the manner contemplated by this Agreement and the Prospectus.

(b) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than a termination of the Placement Agents’ engagement pursuant to Section 8(a)), or if the sale of the Units provided for herein is not consummated because any condition to the obligations of the Placement Agents set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Placement Agents, reimburse the Placement Agents for all reasonable out-of-pocket expenses incurred in connection herewith.

9. Notices. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of Nanogen, Inc., 10398 Pacific Center Court, San Diego, California 92121, Attention: Howard Birndorf, Chairman and Chief Executive Officer (facsimile: (858) 410-4949), with a copy (which shall not constitute notice) to Morgan, Lewis & Bockius LLP, One Market Plaza, Spear Street Tower, San Francisco, CA 94105, Attention: Scott Karchmer, Esq. (facsimile: (415) 442-1001), (b) if to the Lead Placement Agent, at the office of Seven Hills Partners LLC, 88 Kearny Street, Fifth Floor, San Francisco, California 94108, Attention: Kathryn E. Coffey (facsimile: (415) 869-6262), with a copy (which shall not constitute notice) to Morrison & Foerster LLP, 425 Market Street, San Francisco, California 94105, Attention: Gavin B. Grover, Esq. (facsimile: (415) 268-7522), or (3) if to the Co-Placement Agent, at the office of Stonegate Securities, Inc., 5950 Sherry Lane, Suite 410, Dallas, Texas 75225, Attention: Bob Blakely (facsimile: 214-987-1981), with a copy (which shall not constitute notice) to Morrison & Foerster LLP, 425 Market Street, San Francisco, California 94105,

Attention: Gavin B. Grover, Esq. (facsimile: (415) 268-7522). All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party’s address set forth above or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telex, telecopy, e-mail or facsimile transmission, (iii) sent by recognized overnight courier, or (iv) sent by registered or certified mail, return receipt requested, postage prepaid. All notices, requests, consents and other communications hereunder shall be deemed to have been made (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if made by telex, telecopy, e-mail or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the 5th business day following the day such mailing is made.

10. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company and the Placement Agents set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Placement Agents or any controlling person referred to in Section 7 hereof and (ii) delivery of and payment for the Units. The respective agreements, covenants, indemnities and other statements set forth in Sections 5, 7 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

11. Successors. This Agreement shall inure to the benefit of and shall be binding upon the Placement Agents, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnification and contribution contained in Sections 7(a) and (d) of this Agreement shall also be for the benefit of the directors, officers, employees and agents of the Placement Agents and any person or persons who control the Placement Agents within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnification and contribution contained in Sections 7(b) and (d) of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement, its employees and agents, and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of the Units shall be deemed to be a successor Investor by reason merely of such purchase.

12. Applicable Law. The validity and interpretations of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

13. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14. Entire Agreement; Amendments and Waiver. This Agreement constitutes the entire understanding between the parties hereto as to the matters covered hereby and supersedes all prior understandings, written or oral, relating to such subject matter. The terms and provisions of this Agreement may be modified or amended, or any of the provisions hereof waived, pursuant to the written consent of the Company and the Lead Placement Agent.

[Remainder of Page Intentionally Left Blank]

Please confirm that the foregoing correctly sets forth the agreement between the Company and the Placement Agents.

Very truly yours,

Nanogen, Inc.

By:
Name:
Title:

Confirmed as of the date first
above mentioned:

Seven Hills Partners LLC

By:
Name:
Title:

Stonegate Securities, Inc.

By:
Name:
Title:

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